UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2003

                         First Defiance Financial Corp.
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             (Exact name of registrant as specified in its charter)



              Ohio                     0-26850                   34-1803915
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(State or other jurisdiction of      (Commission                (IRS Employer
         incorporation)               File Number)           Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
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          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial Statements

            None.

      (b) Pro Forma Financial Information

            None.

      (c) Exhibits


   Exhibit 99.1 First Defiance Financial Corp. Press Release dated July 18, 2003 titled "First Defiance Announces New Stock Repurchase Program"

ITEM 9. REGULATION FD DISCLOSURES/RESULTS OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12 PURSUANT TO RELEASE 34-47583

On July 18, 2003, First Defiance Financial Corp. issued a press release announcing its intention to repurchase up to 10% of its outstanding shares over a 12 month period upon the completion of its existing stock repurchase program as Exhibit 99.1. This information is being furnished under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and
Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

First Defiance Financial Corp.

                                           By:   /s/ John C. Wahl
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                                                 John C. Wahl
                                                 Executive Vice President/ Chief
                                                 Financial Officer

Date: July 18, 2003